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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 22, 1996, and to all references to our firm, included or made in a part of this Form S-1 Registration Statement.


ARTHUR ANDERSEN LLP
Kansas City, Missouri
September 9, 1998